UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012

LAPIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-100979	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Kinderkamack Road, Emerson, New Jersey		07630
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (201) 225-0190

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Lapis Technologies, Inc. (“Lapis” or the “Company”) previously filed a Current Report on Form 8-K on September 13, 2012 (the “Form 8-K”) to announce the completion of the acquisition (the “Acquisition”) from three Israeli individuals who collectively were the former controlling shareholders of 47.5% of the issued and outstanding shares of Micronet Ltd., an Israeli corporation (TASE:MCRNL) (“Micronet”) pursuant to a stock purchase agreement.  The Company indicated on the Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 by amendment to the Form 8-K. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.

Pursuant to Item 9.01 of the Form 8-K, set forth below are the financial statements and pro forma financial information relating to the Acquisition. Such information should be read in conjunction with the disclosure set forth in the Form 8-K relating to the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Micronet as of December 31, 2011 and 2010, statements of income for the years ended December 31, 2011 and 2010, statements of stockholders’ equity for the years ended December 31, 2011 and 2010, statements of cash flows for the years ended December 31, 2011 and 2010, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited interim condensed consolidated balance sheets of Micronet as of June 30, 2012 and December 31, 2010, statements of income for the six and three months ended June 30, 2012 and 2011, statements of cash flows for the six months ended June 30, 2012 and 2011, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2012, pro forma condensed combined statement of income for the six months ended June 30, 2012, pro forma condensed combined statement of income for the year ended December 31, 2011, and the notes related thereto, that gives effect to the Acquisition is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits

Exhibit Number	Description
99.1
Audited consolidated balance sheets of Micronet as of December 31, 2011 and 2010, statements of income for the years ended December 31, 2011 and 2010, statements of stockholders’ equity for the years ended December 31, 2011 and 2010, and statements of cash flows for the years ended December 31, 2011 and 2010

99.2
Unaudited interim condensed consolidated balance sheets of Micronet as of June 30, 2012 and December 31, 2010, statements of income for the six and three months ended June 30, 2012 and 2011, and statements of cash flows for the six months ended June 30, 2012 and 2011

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2012, pro forma condensed combined statement of income for the six months ended June 30, 2012, and pro forma condensed combined statement of income for the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPIS TECHNOLOGIES, INC.

Dated: November 19, 2012	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Audited consolidated balance sheets of Micronet as of December 31, 2011 and 2010, statements of income for the years ended December 31, 2011 and 2010, statements of stockholders’ equity for the years ended December 31, 2011 and 2010, and statements of cash flows for the years ended December 31, 2011 and 2010

99.2
Unaudited interim condensed consolidated balance sheets of Micronet as of June 30, 2012 and December 31, 2010, statements of income for the six and three months ended June 30, 2012 and 2011, and statements of cash flows for the six months ended June 30, 2012 and 2011

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2012, pro forma condensed combined statement of income for the six months ended June 30, 2012, and pro forma condensed combined statement of income for the year ended December 31, 2011

INDEX TO FINANCIAL STATEMENTS

HISTORICAL FINANCIAL STATEMENTS OF
Micronet Ltd

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Independent Auditors Report	A-1
Balance Sheets as of December 31, 2011 and 2010	A-2
Statements of Income for the Years Ended December 31, 2011 and 2010	A-4
Statements of Stockholders’ Equity for the Years Ended
December 31, 2011 and 2010	A-5
Statements of Cash Flows for the Years Ended December 31, 2011 and 2010	A-6
NOTES TO FINANCIAL STATEMENTS	A-8
UNAUDITED INTERIM CONDENSED COMBINED FINANCIAL STATEMENTS
Balance Sheets as of June 30, 2012 and December 31, 2010	UA-1
Statements of Income for the Six and Three Months Ended June 30, 2012 and 2011	UA-3
Statements of Stockholders’ Equity for the Six Months Ended June 30, 2012 and 2011	UA-4
Statements of Cash Flows for the Six Months Ended June 30, 2012 and 2011	UA-7
NOTES TO THE UNAUDITED INTERIM CONDENSED COMBINED
FINANCIAL STATEMENTS	UA-10
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF
LAPIS TECHNOLOGIES, INC AND SUBSIDIARIES AND MICRONET LTD AND AFFILIATES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS:
Introduction to Pro Forma Condensed Combined Financial Statements	FA-2
Pro Forma Condensed Combined Balance Sheet as of June 30, 2012	FA-3
Pro Forma Condensed Combined Statement of Income for the
Six Months Ended June 30, 2012	FA-4
Pro Forma Condensed Combined Statement of Income
for year ended December 31, 2011	FA-5
Notes to Pro Forma Condensed Combined Financial Statements	FA-6